EEI Financial Conference
Hollywood, Florida
November 1-4, 2009
 Exhibit 99.2

Cautionary Statements and Factors That
May Affect Future Results
Any statements made in this presentation
about future operating results or other future
events are forward-looking statements under
the Safe Harbor Provisions of the Private
Securities Litigation Reform Act of 1995.
Actual results may differ materially from such
forward-looking statements. A discussion of
factors that could cause actual results or
events to vary is contained in the Appendix to
this presentation and in the Company’s SEC
filings.

Investment Highlights
• Significant increase in financial performance
 – Earnings expected to increase substantially in 2010 driven by transition to market based electricity prices after approximately 10 years of fixed generation rates
 – Dividends continue to be viewed as an important component of shareowner return
 – Investment grade credit ratings are a key competitive asset
• Highly attractive baseload oriented generation fleet
 – Competitively positioned nuclear, hydro and efficient coal
 – Attractive nuclear and hydro uprate/expansion projects equating to 208 additional MWs
 – Potential benefit from carbon regulation
 – Underlying value strongly and positively correlated to a recovery in natural gas prices
• Disciplined multiyear hedging program has created significant value
 – 99% for 2009, 99% for 2010, 89% for 2011 and 58% for 2012 of expected baseload volumes
 – Protects against further weakness in energy prices and allows for upside participation if near-
 term recovery occurs
• Focused on growth in rate regulated businesses
 – Achieved formula rate mechanism for Transmission tariffs at a ROE of 11.64%
 – Highly attractive Susquehanna-Roseland RTEP project; PPL EU’s portion is expected to cost about $500 million at an approved 12.89% ROE
 – Significant Distribution Capex to support performance of existing network
 – WPD DPCR5: Initial OFGEM proposal constructive; final proposal in November

PPL’s Generation Portfolio

Morony
Ryan
Cochrane
Rainbow
Black Eagle
Kerr
Thompson Falls
Holter
Hauser
Madison
Mystic Lake
Corette
Colstrip
Montour
Keystone
Conemaugh
Lake
Wallenpaupack
Susquehanna
Martins Creek
Lower Mount Bethel
Ironwood
Brunner
Island
Safe Harbor
Holtwood
Hydro
Coal
Nuclear
Gas/Oil
Key
Montana
Generating capacity - 1,287 MW
Madison
Morony
Mystic Lake
Rainbow
Ryan
Thompson Falls
 Other generating stations
(1) PPL has signed agreements to sell Shoreham, Edgewood and the PPL Maine hydro assets.

 PPL’s Generation Portfolio   3  MoronyRyanCochrane  Rainbow  Black Eagle  Kerr  Thompson Falls  Holter  Hauser  Madison  Mystic Lake Corette  Colstrip  Montour  Keystone  Conemaugh  Lake  Wallenpaupack  Susquehanna  Martins Creek  Lower Mount Bethel  Ironwood  Brunner  Island Safe Harbor  Holtwood  HydroCoal  Nuclear  Gas/Oil  Key  Montana  Generating capacity – 1,287 MW  Black EagleCochrane  ColstripCorette  Hauser  Holter  Kerr  Madison  MoronyMystic LakeRainbow  RyanThompson Falls  Other generating stations  University Park, IL – 540 MW  Wallingford, CT – 225 MW  Shoreham and Edgewood, Long Island, NY – 159 MW (1)  Nine Hydroelectric Facilities,  ME – 39 MW (1)  Wyman, ME – 51 MW  PennsylvaniaGenerating capacity – 10,894 MW  Brunner Island  Holtwood  Lake WallenpaupackLower Mount Bethel  Martins Creek  Montour  SusquehannaConemaughKeystoneSafe Harbor  Ironwood (1) PPL has signed agreements to sell Shoreham, Edgewood and  the PPL Maine hydro assets.

Note: As of 9/30/2009
…provides higher level of earnings and cash flow predictability
 2010  2011  2012
99%
Band 1
Band 2
89%
Band 3
58%
{
Target
Range
Actual
Hedge
Level
 Hedges
Swaps/Options 96% 89% 58%
Load-following 3% 0% 0%
Multi-year Hedging Program…

Note: As of 9/30/2009
 2009 2010 2011 2012
Uranium 100% 100% 100% 100%
Coal
 East 100%  97%  83%  60%
 West 100% 100% 100%  90%
 Total 100%  98%  88%  68%
$35
$40
$45
$50
$55
Balance of 2009
2010
2011
max collar price
fixed base price
min collar price
Weighted
Average
$/Ton
at Mine (1)
7%
11%
% Diesel Surcharge
78%
5%
0%
% Collars
88%
89%
% Fixed Base Price (2)
22%
0%

(1) Base prices for East wholly owned plants, which include Montour & Brunner Island but not Keystone & Conemaugh.
(2) Excludes contracts subject to mining-related oil surcharges and/or price collars.
Current Fuel Hedge Positions

PPL Electric Utilities
• Transmission and Distribution business
 with 1.4 million customers in Pennsylvania
• Attractive rate base investment
 opportunities to support infrastructure and
 reliability
• Superior customer service
• Constructive regulatory relationships

Millions
$3,006
$3,442
$3,907
$4,290
$4,679
$2,809

CAGR
Distribution = 6.8%
Transmission = 19.7%
PPL Electric Utilities Rate Base

 Attractive Transmission Development Project   8  • PPL Electric to build Pennsylvania portion of the  150-mile Susquehanna to Roseland, NJ 500 kV  transmission line. New Jersey portion of the line  to be built by PSEG.  • Project needed for reliability and is part of  PJM’s Regional Transmission Expansion Plan  (RTEP)  • PJM-directed completion date June 2012  • Cost of PPL’s portion of the line is estimated at  $500 million  • Formula rate mechanism for transmission  – Settlement agreement approved by FERC  for 11.64% ROE* including RTO adder  • PPL rate structure for RTEP project  – 12.89% ROE*  – CWIP in rate base  – Recovery of costs if terminated  *ROE increases to 11.68% including RTO adder and to 12.93% for RTEP projects in June 2010

Western Power Distribution
• Electricity Distribution company
 that delivers electricity to 2.6
 million end users in the United
 Kingdom
• No commodity exposure
• Highly attractive regulatory
 construct
• Final proposal for DCPR5
 expected in November

Forecast

* Earnings from ongoing operations - See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

$2.02
$3.50
Per Share
$1.90
$1.60
$3.10
Strong Expected Earnings Growth

(1) Market prices based on the average of broker quotes as of 9/30/2009
(2) 24-hour average
(3) NYMEX and TZ6NNY forward gas prices on 9/30/2009
(4) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price

Market Prices
 Market Prices   (1) Market prices based on the average of broker quotes as of 9/30/2009  (2) 24-hour average  (3) NYMEX and TZ6NNY forward gas prices on 9/30/2009  (4) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price  Actual  2008 2009 2010 2011 2012  $81 $44 $59 $63 $65  $49 $32 $39 $41 $43  $69 $38 $48 $52 $53  $65 $36 $52 $56 $57  $51 $29 $41 $45 $45  $59 $33 $47 $51 $51  $8.84 $4.04 $6.21 $6.87 $7.02  $9.85 $4.79 $7.01 $7.69 $7.80  8.2 9.2 8.4 8.2 8.3  $82.00 $158.24 $181.39 $136.79 $123.63  89.6% 89.5% 91.6% 88.6% 91.1%  (Per MWD)  EQA  HEAT RATE(4)  TZ6NNY  PJM MARKET  ATC(2)  NYMEX  GAS(3)  CAPACITY PRICES  Mid-Columbia  Forward(1)  On-Peak  Off-Peak  ATC(2)  ELECTRIC  PJM  On-Peak  Off-Peak  A-1

Market Segment
Baseload
63%
Peaking
18%
Intermediate
19%
Installed Capacity
MW
Coal
34%
Gas/Oil
38%
Nuclear
18%
Hydro
8%
QFs
2%
Diverse and Balanced Fleet
Geography
Production
GWh
PJM
85%
WECC
11%
Coal
49%
Gas/Oil
10%
Nuclear
32%
Hydro
9%
NEPOOL
3%
NYISO
1%
Baseload oriented fleet augmented by attractive load-following capabilities

Note: As of September 30, 2009

PPL has proactively complied with current environmental regulations on an economic basis
(1) Colstrip is located in Montana
(2) Keystone & Conemaugh: PPL is a minority owner and does not operate

Environmental Control Equipment

Environmental Control Equipment   Keystone(2) Conemaugh(2)  Control Device Removes Unit 1 Unit 2 Unit 3 Unit 1 Unit 2 Unit 3 & 4 Unit 3 & 4 Unit 1 & 2 Unit 1 & 2  Low Nox Burners NOx  SCR NOx  Scrubbers SO2  Brunner Island Montour Colstrip(1)  = Installed  = Potential  = Under Construction  PPL has proactively complied with current environmental regulations on an economic basis  (1) Colstrip is located in Montana  (2) Keystone & Conemaugh: PPL is a minority owner and does not operate  A-3

Supply Segment Asset Hedge Positions
Supply Segment Asset Hedge Positions   2009 2010 2011 2012  Baseload  Expected Generation* (1,000 MWhs) 51.4 52.0 52.2 53.4  East 42.9 43.5 43.9 45.0  West 8.5 8.5 8.3 8.4  Current Hedges (%) 99% 99% 89% 58%  East 99% 100% 90% 55%  West 96% 90% 83% 73%  Average Hedged Price (Energy Only) ($/MWh) $46 $59 $59 $61  East $46 $60 $60 $62  West $47 $50 $56 $57  Expected Average Price (Fully Loaded) ($/MWh) $46 $70 $67 $68  East** $46 $72 $70 $71  West $47 $50 $56 $57  % Hedged Through Swaps/Options Energy Transactions 22% 96% 89% 58%  % Hedged Through Load-following Transactions 77% 3% 0% 0%  Intermediate/Peaking  Expected Generation (1,000 MWhs) 5.8 5.2 5.2 5.3  Current Hedges (%) 88% 17% 0% 0%  As of September 30, 2009  *Represents expected sales based on current forecasted assumptions for 2009-2012  **Represents energy, capacity, congestion and other revenues  A-4

   2009  2010
Expected Gross Margin $35 Mil  $35 Mil
Geographic Diversity
 2009   2010
NEPOOL
 24%
MISO
 2%
PJM
74%
 PJM
 71%
NEPOOL
 27%
MISO
 2%

Supply Segment Marketing and Trading Overview
 Supply Segment Marketing and Trading Overview    Year-Over-Year Change Energy Demand  for PPL EnergyPlus Load Following Contracts   2009 2010   0.0%   Expected Gross Margin  $35 Mil  $35 Mil   -2.0%   -1.0%   -4.0% -6.0% -8.0%   -10.0%   -12.0%   -14.0% -13.0%    -16.0% -15.0%  PJM MISO NEPOOL   Year-Over-Year Change (%)   Geographic Diversity  2009 2010   MISO MISO Average On-peak Electricity Prices ($/MWh)  $100   NEPOOL  24%  PJM  74%  PJM  71%  NEPOOL  27%  $90   2% 2%   $90   $81   $80  $70    $65    $60  $50    $45   $ / MWh   $44   $40   $33   $30  $20  $10  $0   PJM MISO NEPOOL   2008   2009

Pennsylvania Electricity Distribution Rate Regulation
• Retail distribution of electricity and natural gas are regulated by the
 Pennsylvania Public Utility Commission
 – Pennsylvania deregulated the generation of electricity in 1997
 – Transmission and wholesale sales of electricity are regulated by the Federal
 Energy Regulatory Commission
• Retail distribution rates are set by a combination of base rate proceedings and automatic adjustment clauses
• Base rate proceedings
 – Initiated by a utility filing or, rarely, through a Commission investigation
 – Based upon the traditional cost of service, rate of return model
 – The utility must have the opportunity to earn a "fair rate of return“ on used and useful rate base
 – The utility must file historic data; may file future data
 – The Commission must enter an order within nine months of the utility's filing or the proposed rates go into effect subject to refund
• Automatic adjustment clauses
 – Specifically authorized in the Public Utility Code
 – Limited by court decision to expense items, not capital costs
 – Usually based on a forecast of costs with an annual reconciliation to actual costs
 – Have been used to recover the costs of: energy, stranded investment, transmission and universal service

PPL Electric Utilities 2011 to mid-2013
Procurement Plan

• Residential load to be supplied under 12- and 24-month
 load-following contracts, 5- and 10-year fixed block
 products, and spot purchases
• Small commercial and industrial to be supplied under 12-
 and 24-month load-following contracts, and spot
 purchases
• Large commercial and industrial load to be supplied
 under hourly pricing products and an optional fixed-price
 product

August 11, 2009   July 19, 2011
October 20, 2009   October 18, 2011
January 19, 2010   January 9, 2012
April 20, 2010    April 3, 2012
July 20, 2010    July 17, 2012
October 19, 2010   October 16, 2012
April 18, 2011    January 22, 2013

✓
✓
✓
Completed
PPL Electric Utilities 2011 to mid-2013
Procurement Plan Schedule
• Due dates for bids:

UK Electricity Distribution Regulation
• Electricity and natural gas supply and distribution are regulated by the UK’s Office of
 Gas and Electricity Markets (OFGEM)
• Electricity distribution revenues are set every five years through a Distribution Price
 Control Review (DPCR) process
 – Price control is based on a forward looking assessment of income sufficient to finance an efficient business
 – Revenues must cover operating and capital costs at an efficient level for the service territory
 • Efficiency is determined through a detailed comparative analysis of all UK electricity distribution companies
 – Typically, the DPCR results in a one-time price reduction followed by annual adjustments for inflation less an efficiency factor
 • An incentive / penalty arrangement exists for reliability and customer service levels
• The revenue that a company can earn in each of the five years is the sum of:
 – The Regulator’s view of efficient operating costs,
 – A return on the value of Regulated Asset Base (“RAB”), and
 – A return of capital being the depreciation of the RAB
• The DPCR is currently in process with the next five-year period beginning April 1,
 2010

$1,503
$1,299
$1,888
$2,185
$1,933
$1,845
Capital Expenditures by Segment

Millions

Note: See Appendix for reconciliation of cash from operations to free cash flow before dividends
Free Cash Flow before Dividends Forecast

(1) Reported as of 9/30/2009

Domestic facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than 15% of the total committed capacity.
Liquidity Profile

Liquidity Profile   (1) Reported as of 9/30/2009  A-12  Institution Facility  Expiration  Date  Total  Facility  (Millions)  Letters of Credit  Outstanding (1)  (Millions)  Drawn (1)  (Millions)  Availability  (Millions)  PPL Energy Supply 5-year Credit Facility Jun-2012 $3,225 $455 $285 $2,485  Bilateral Credit Facility Mar-2010 200 4 0 196  5-year Structured Credit Facility Mar-2011 300 230 0 70  364-day Credit Facility Sep-2010 400 0 0 400  $4,125 $689 $285 $3,151  PPL Electric Utilities 5-year Credit Facility May-2012 $190 $5 $0 $185  Asset-backed Credit Facility Jul-2010 150 0 0 150  $340 $5 $0 $335  WPD 3-year Credit Facility Jul-2012 £210 £0 £54 £156  5-year Credit Facility Jan-2013 150 0 127 23  Uncommitted Credit Facilities 60 0 21 39  Letter of Credit Facility Mar-2010 3 3 0 0  £423 £3 £202 £218  Domestic facilities consist of a diverse bank group, with no bank and its  affiliates providing an aggregate commitment of more than 15% of the total  committed capacity.

PPL Energy Supply Collateral Profile

Note: As of 9/30/2009

(1) PPL Capital Funding $201 million maturity paid off in March 2009
(2) PPL Electric Utilities $486 million maturity paid off in August 2009
Debt Maturities

Debt Maturities   Note: As of 9/30/2009  A-14  2009 2010 2011 2012 2013  PPL Energy Supply  $0  $0 $500 $0 $737  PPL Capital Funding 0 (1) 0 0 0 0  PPL Electric Utilities 0 (2) 0 0 0 500  WPD Group  0  0 0 0 0  Total $0 $0 $500 $0 $1,237  (Millions)  (1) PPL Capital Funding $201 million maturity paid off in March 2009  (2) PPL Electric Utilities $486 million maturity paid off in August 2009

(Millions)

	2008	2009	2010
Cash from Operations	$ 595	$741	$1,437
Increase/(Decrease) in cash due to:
Capital Expenditures	(939)	(753)	(892)
Investment in Energy Project	(203)
Asset Sales		216	39
Other Investing Activities-net	(58)	(15)	(61)
Free Cash Flow before Dividends	($605)	$189	$523

Actual Projected
Note: Asset Sales in 2009 include the anticipated proceeds from the announced pending sale of most of the Maine generating assets and all of the Long Island generating assets. Closing of the sale of the Maine assets is expected on or about November 1,
 2009. Closing on the sale of the Long Island assets is expected later in 2009 or in the first quarter of 2010. Asset sales in
 2010 include the anticipated proceeds from the announced pending sale of the remaining Maine generating assets.
Supply Segment Reconciliation of Cash from Operations
to Free Cash Flow before Dividends

(Millions)

	2008	2009	2010
Cash from Operations	$ 643	$561	$250
Less Transition Bond Repayment Increase/(Decrease) in cash due to:	(293)
Capital Expenditures	(286)	(295)	(568)
Asset Sales & Other	303
Free Cash Flow before Dividends	$367	$266	($318)

Note: Asset Sales in 2008 includes the net proceeds from the sale of gas and propane businesses
Actual Projected
PA Delivery Segment Reconciliation of Cash from
Operations to Free Cash Flow before Dividends

(Millions)

	2008	2009	2010
Cash from Operations	$ 279	$230	$248
Increase/(Decrease) in cash due to:
Capital Expenditures	(278)	(251)	(428)
Free Cash Flow before Dividends	$ 1	($ 21)	($180)

Actual Projected
International Delivery Segment Reconciliation of Cash
from Operations to Free Cash Flow before Dividends

Reconciliation of PPL’s Reported Earnings and
Earnings from Ongoing Operations
 Reconciliation of PPL’s Reported Earnings and  Earnings from Ongoing Operations    Forecast Actual  High Low  2009 2009 2008 2007   Earnings from Ongoing Operations per share of common stock $1.90 $1.60 $2.02 $2.60   Special items (net of taxes):  Unrealized gains (losses) from energy-related, non-trading  economic hedges (0.45) (0.45) 0.67 0.08  Unrealized losses from foreign currency economic hedges (0.01) (0.01)  Adjustments -nuclear decommissioning trust investments (0.04)  Sale of Latin American businesses 0.67  Sale of telecommunication operations (0.06)  Sale of gas and propane businesses (0.01) (0.11)  Settlement of Wallingford cost-based rates 0.09  Impairment of transmission rights (0.04)  Change in U.K. tax rate 0.14  Workforce reductions (0.03) (0.03) (0.02)  Synfuel tax adjustment (0.04)  Montana basin seepage litigation (0.01)  Impairments & other impacts - emission allow ances (0.04) (0.04) (0.07)  Impairments - assets held for sale & other (0.10) (0.10) (0.05)  Taxes - Latin American businesses (0.06) (0.06)  Changes in tax accounting method (0.07) (0.07)   (0.76) (0.76) 0.45 0.75  Reported Earnings per share of common stock $1.14 $0.84 $2.47 $3.35  Note: Per share amounts are based on diluted shares outstanding.

Credit Ratings

	Moody’s	Standard & Poor’s	Fitch
PPL Corporation
Issuer Rating	Baa2	BBB	BBB
Outlook	NEGATIVE	NEGATIVE	STABLE

PPL Energy Supply
Issuer Rating		BBB	BBB
Tax-Exempt Bonds*	Aaa	AAA
Senior Notes	Baa2	BBB	BBB+
Outlook	STABLE	NEGATIVE	STABLE

PPL Capital Funding
Issuer Rating			BBB
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BB+	BBB-
Outlook	NEGATIVE		STABLE

PPL Electric Utilities
Issuer Rating	Baa1	A-	BBB
First Mortgage Bonds	A3	A-	A-
Tax-Exempt Bonds**	A3/Baa1	A/A-
Senior Secured Debt	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB
Preference Stock	Baa3	BBB	BBB
Outlook	NEGATIVE	NEGATIVE	STABLE
* Letter of Credit-Backed Security
** Includes both Insured and Non-Insured Securities

Credit Ratings (cont.)

 Commercial Paper
A-
BBB+
 Baa1
 Senior Unsecured Debt
F2
A-2
 P-2
 Commercial Paper
POSITIVE
NEGATIVE
STABLE
 Outlook
BBB+
BBB+
 Baa1
 Issuer Rating
A-
BBB+
 Baa1
 Senior Unsecured Debt
F2
A-2
 Commercial Paper
POSITIVE
NEGATIVE
STABLE
 Outlook
Western Power Distribution (South West) PLC
BBB+
BBB+
 Issuer Rating
Western Power Distribution (South Wales) PLC
POSITIVE
NEGATIVE
STABLE
 Outlook
POSITIVE
 Outlook
BBB
 Issuer Rating
WPD Holdings LLP
BBB-
BBB-
Baa3
 Issuer Rating
BBB
BBB-
Baa3
 Senior Unsecured Debt
A-3
 Commercial Paper
WPD Holdings Limited
BBB
BBB-
Baa3
 Pass-Through Certificates
STABLE
STABLE
 Outlook
PPL Montana
Fitch
Standard & Poor’s
Moody’s

PPL Corporation (NYSE: PPL) is a Fortune 500 company with headquarters in Allentown, Pa. The Company’s diversified corporate strategy is to achieve growth in energy supply margins while limiting volatility in both cash flows and earnings and to achieve stable, long-term growth in regulated delivery businesses through efficient operations and strong customer and regulatory relations. The strategy is carried out through four principal subsidiaries:
PPL EnergyPlus, which markets energy in key U. S. markets.
PPL Generation, which operates more than 12,000 megawatts of electricity generating capacity in Pennsylvania, Montana,
Maine, Illinois, New York and Connecticut, with an additional 208 megawatts of planned uprate projects.
PPL Electric Utilities, which delivers electricity to 1.4 million customers in Pennsylvania.
PPL Global, which delivers electricity to 2.6 million customers in the United Kingdom.
Security Ratings
   Moody’s S&P Fitch
PPL Corp.
 Corporate Credit Rating  Baa2 BBB BBB
PPL Capital Funding, Inc.
 Senior Unsecured Debt  Baa2 BBB- BBB
PPL Electric Utilities Corp.
 First Mortgage Bonds   A3 A- A-
 Senior Secured Bonds  A3 A- A-
PPL Energy Supply
 Senior Unsecured Notes  Baa2 BBB BBB+
WPD Holdings Limited
 Senior Unsecured Debt   Baa3 BBB- BBB
WPD Operating Cos.
 Senior Unsecured Debt  Baa1 BBB+ A-

 Contacts
 Joseph P. Bergstein, Jr.
 Manager-Investor Relations
 Phone: (610) 774-5609
 Fax: (610) 774-5106
 jpbergstein@pplweb.com
 www.pplweb.com
PPL Facts

Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins and sales, growth, revenues, expenses, cash flow, asset disposition, marketing performance, hedging, regulation, corporate strategy and generating capacity and performance, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs; competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL
Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange
Commission.
Forward-Looking Information Statement

“Earnings from ongoing operations” excludes the impact of special items. Special items include charges or credits that are unusual or nonrecurring. Special items also include unrealized gains and losses from energy-related, non-trading economic hedges, foreign currency-related economic hedges and impairments of securities in PPL’s nuclear decommissioning trust funds. The energy-related, non
-trading economic hedges are used to hedge a portion of the economic value of PPL’s generation assets and PPL’s load-following and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities
(e.g., fuel and power). Also included in this special item is the ineffective portion of qualifying cash flow hedges. The foreign currency-
related economic hedges are used to hedge a portion of the net income of the international delivery business segment. This economic value in U.S. dollars is subject to changes in the British Pound Sterling to U.S. dollar exchange rate. Management believes that the exclusion of such amounts provides a better matching of ongoing earnings to the actual amounts settled for our underlying hedged assets. Earnings from ongoing operations should not be considered as an alternative to reported earnings, or net income attributable to
PPL, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP).
PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and meaningful to investors because it provides them with PPL’s underlying earnings performance as another criterion in making their investment decisions. PPL’s management also uses earnings from ongoing operations in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
“Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as the repayment of transition bonds, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors since it is an indicator of the company’s ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.
"Domestic Gross Energy Margins" is intended to supplement the investors' understanding of PPL’s domestic non-trading and trading activities by combining applicable income statement line items and related adjustments to calculate a single financial measure. PPL believes that "Domestic Gross Energy Margins" is useful and meaningful to investors because it provides them with the results of PPL's domestic non-trading and trading activities as another criterion in making their investment decisions. "Domestic Gross Energy Margins"
is not intended to replace "Operating Income," which is determined in accordance with GAAP, as an indicator of overall operating performance. PPL's management also uses "Domestic Gross Energy Margins" in measuring certain corporate performance goals used in determining variable compensation. Other companies may use different measures to present the results of their non-trading and trading activities.
Definitions of Non-GAAP Financial Measures